MainStay 130/30 Growth Fund - Summary Prospectus	February 26, 2010, as revised on August 1, 2010
TICKER SYMBOLS
Class A: MYGAX	Class I: MYGIX
Class C: MYGCX	Investor Class: MYGNX
MS30G01a-08/10 34

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund by going online to mainstayinvestments.com/documents, by calling 800-MAINSTAY (624-6782) or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated February 26, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section on page 40 of the Prospectus and in the "Alternative Sales Arrangements" section on page 122 of the Statement of Additional Information.

	Investor Class	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of the investment)
Management Fees (as an annual percentage of the Fund's daily net assets)	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses
Dividend Expense on Securities Sold Short	0.49%	0.49%	0.49%	0.49%
Broker Fees and Charges on Short Sales	0.30%	0.30%	0.30%	0.30%
Remainder of Other Expenses	0.54%	0.26%	0.53%	0.26%
Total Other Expenses	1.33%	1.05%	1.32%	1.05%
Total Annual Fund Operating Expenses[1]	2.58%	2.30%	3.32%	2.05%
Fee Recoupments / Waivers / Reimbursements[1]	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Recoupments / Waivers / Reimbursements[1]	2.57%	2.29%	3.31%	2.04%
1

Effective August 1, 2009, New York Life Investment Management LLC ("New York Life Investments") entered into a written expense limitation agreement, as amended, under which it has agreed to waive a portion of the management fee or reimburse expenses so that the total ordinary operating expenses for Class A shares do not exceed 1.50% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the other share classes. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund, if it does not cause the Fund to exceed existing expense limitations and the recoupment is made during the term of the agreement. Any recoupment is generally applied within a fiscal year. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement. Prior to August 1, 2009, the Fund had a different expense limitation arrangement in place.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor	Class A	Class C		Class I
	Class		Assuming no redemption	Assuming redemption at end of each period
1 Years	$796	$769	$334	$434	$207
3 Years	$1,307	$1,228	$1,020	$1,020	$642
5 Years	$1,844	$1,712	$1,730	$1,730	$1,102
10 Years	$3,304	$3,040	$3,612	$3,612	$2,378

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 203% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally will hold long positions, either directly or through derivatives, equal to approximately 130% of the Fund's net assets, and short positions, either directly or through derivatives, equal to approximately 30% of the Fund's net assets. The proceeds from the short sales may be used to purchase all or a portion of the additional long positions. The long and short positions held by the Fund may vary over time as market opportunities develop. Under normal market conditions, the Fund's long positions may range from 120% to 140% of its net assets and its short positions may range from 20% to 40% of its net assets. However, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund's long positions may be less than 120% of its net assets and/or its short positions may be less than 20% of its net assets. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as 6 months and, in some cases, up to a year. Regulatory bans on short selling activities may prevent the Fund from fully implementing its strategy.

Investment Process: Madison Square Investors LLC, the Fund's Subadvisor, uses a "bottom-up" investment approach when selecting investments for the Fund. The Fund invests primarily in companies with capitalizations in the same range as companies in the Russell 1000® Growth Index. The Subadvisor bases investment decisions on company-specific factors. In selecting stocks for the Fund to purchase "long," the Subadvisor uses a model that attempts to gain maximum exposure to attractive fundamentals that it believes drives U.S. large and mid-cap growth stocks in a disciplined, risk-controlled framework. The model uses as inputs the following factors: behavioral factors related to price and earnings revisions, valuation, earnings quality and management behavior.

The Fund invests primarily in large- and mid-capitalization stocks. The Fund will take long positions in common stocks (i.e., purchase securities outright) that the Subadvisor believes offer the potential for attractive returns. For long positions, the Subadvisor will seek to identify companies that are considered to have a high probability of outperforming the Russell 1000® Growth Index over the long term.

Also based upon quantitative analysis, the Fund will sell short securities that it believes are likely to underperform. This means that the Fund may sell a security that it does not own, which it may do, for example, when the Subadvisor believes that the value of the security will decline. By employing this strategy, the Fund seeks to produce returns that exceed those of the Russell 1000 Growth® Index. The Subadvisor believes that this long/short strategy enables it to reflect negative and positive views on individual stocks and to seek higher performance.

In general, the Subadvisor overweights the Fund relative to the Russell 1000® Growth Index with securities that it believes are underpriced and will outperform the Russell 1000® Growth Index, and underweights or sells securities "short" that it believes are overpriced and will underperform the Russell 1000® Index in an attempt to produce returns that exceed those of the Russell 1000® Growth Index.

Short sales are intended to allow the Fund to earn returns on securities that the Subadvisor believes will underperform and also intended to allow the Fund to maintain additional long positions while keeping the Fund's net exposure to the market at a level similar to a "long only" strategy. As a result, the Fund intends to maintain an approximate 100% net long exposure to the equity market.

To secure the Fund's obligation to cover its short positions, the Fund must pledge collateral as security to the broker, which may include securities that it owns. This pledged collateral is segregated and maintained with the Fund's custodian, State Street Bank and Trust Company and is not held by the counterparty broker.

Additionally, all stocks that decline 20% or more from a recent high will be reviewed for possible fundamental deterioration.

The Subadvisor may sell a security or cover a short position if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to trade a security, the Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

The Subadvisor seeks to control the Fund's exposure to risk through sector and industry constraints. These constraints may limit the Fund's ability to overweight or underweight particular sectors or industries to the applicable benchmark. The Subadvisor will further seek to reduce risk by diversifying the Fund's portfolio over a large number of securities. The Subadvisor will periodically rebalance the Fund's long and short positions to maintain an approximate 100% net long exposure.

The Fund may also invest in derivatives such as futures, options, forward commitments and swap agreements to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings. The Fund may invest up to 15% of its total assets in swaps, including credt default swaps.

The Fund may invest in American Depositary Receipts ("ADRs") and may also invest in real estate investment trusts ("REITs").

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money.

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or poor security selection, which could cause the Fund to underperform other funds with similar objectives.

Common Stock Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate changes that can adversely affect the value of the Fund's holdings.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Mid-Cap Stock Risk: Stocks of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than stocks of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

Short Selling Risk: If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund's leveraging strategy will be successful.

Regulatory Risk: Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its short-selling strategy, either generally, or with respect to certain industries or countries, which may impact the Fund's ability to fully implement its investment strategies.

Derivatives Risk: The Fund may lose money using derivatives, regardless of the purpose for using such instruments. Using derivatives may increase the volatility of the Fund's NAV and may involve a small investment relative to the risk assumed.

American Depositary Receipts ("ADRs") Risk: Investments in depositary receipts, such as ADRs, may entail the special risks of international investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

Real Estate Investment Trust Risk: Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Recent Market Events Risk: Domestic and international markets have recently experienced a period of acute stress that started in the financial sector and then moved to other sectors of the world economy. This stress resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks declined sharply even though the financial condition or prospects of that company remained sound. Although market stresses have declined somewhat since their peak, the markets remain uncertain and periods of acute stress may return. These market conditions tend to add significantly to the risk of short-term volatility of the Fund.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and the life of the Fund compare to those of a broad-based securities market index, and assumes the reinvestment of all dividends and capital gains. The Fund has selected the Russell 1000® Growth Index as its primary benchmark index. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on June 29, 2007. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008 adjusted for differences in fees and expenses. Unadjusted, the performance for the newer class might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

(by calendar year 2008-2009)

Best Quarter
3Q/09	13.83%
Worst Quarter
4Q/08	-22.51%

Average Annual Total Returns (for the periods ended December 31, 2009)
	1 year	Life of Fund
Return Before Taxes
Investor Class	19.37%	-10.90%
Class A	19.56%	-10.90%
Class C	24.36%	-9.61%
Class I	26.67%	-8.60%
Return After Taxes on Distributions
Class I	26.67%	-8.60%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	17.33%	-7.23%
Russell 1000® Growth Index (reflects no deductions for fees, expenses, or taxes)	37.21%	-5.27%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager. Madison Square Investors LLC serves as the Fund's Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Madison Square Investors LLC	Harish Kumar, Managing Director	Since 2007
	Martin J. Mickus, Managing Director	Since August 2010

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class and Class C shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with MainStay Investments; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section on page 45 of the Prospectus.